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                                                                    EXHIBIT 10.6

                                    GUARANTY

      THIS GUARANTY is dated as of January 19, 2005 by _________________ ("Guarantor"), in favor of National City Bank of the Midwest ("Lender").

                                R E C I T A L S:

      WHEREAS, on or as of the date hereof, Lender has made two loans (the "Loans") to Pioneer Railcorp ("Borrower"), one a term loan in the amount of $16,000,000 and the other a revolving credit facility in the amount of $2,000,000, both evidenced by promissory notes of even date herewith (the "Notes"), all pursuant to a Loan Agreement between Borrower and Lender of even date herewith (the "Loan Agreement"); and

      WHEREAS, Borrower is the owner of 100% of the capital stock of Guarantor; and

      WHEREAS, the execution of the Loan Agreement and the disbursement of the Loans will improve the financial position of Borrower which will benefit Guarantor by improving the economics of scale realized from being a member of Borrower's affiliated group; and

      WHEREAS, as a material inducement to Lender to make the Loans, Guarantor has agreed to make this Guaranty;

      NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

      1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the aggregate outstanding unpaid principal amount of the Notes together with all accrued and unpaid interest on the Notes and all other amounts due to Lender under the Notes, under the Loan Agreement or under any other documents and instruments executed and delivered to Lender in order to evidence or secure the Loans (the "Collateral Documents"), and any and all extensions, renewals or modifications of any of the foregoing (such principal, interest and other amounts are hereinafter referred to collectively as the "Obligations"). In addition, Guarantor shall pay any and all fees, costs and expenses (including attorneys' fees) incurred by Lender, at any time prior or subsequent to default, whether litigation is involved or not, and if involved, whether at the trial or appellate levels or in pre- or post-judgment or bankruptcy proceedings, in enforcing or realizing upon the obligations of Guarantor hereunder. The Obligations, Notes, Loan Agreement, Collateral Documents and any instrument, document or agreement, express or implied, which has been or may hereafter be made or entered into by the Borrower or the Guarantor in reference to the Obligations shall all be hereinafter collectively referred to as the "Terms."

      2. Guaranty Absolute. Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms and provisions of the Terms, regardless of any law, regulation, order or judgment now or hereafter in effect in any jurisdiction affecting any of the Terms or the rights of Lender with respect thereto. The liability of Guarantor under this Guaranty shall continue and be absolute and unconditional irrespective of:

            (a) Any lack of validity or enforceability of any of the Terms;

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            (b) Any change in the time, manner or place of payment of, or in any other term, including the applicable rate of interest, of, all or any of the Terms, or any other renewal, extension, amendment, modification or waiver of or any consent to departure from any of the Terms;

            (c) Any act or omission of Lender of any nature whatsoever, excluding any willful or wanton misconduct or gross negligence on the part of Lender;

            (d) With respect to the Guarantor, the Borrower or any other person or entity liable in respect of the Borrower, any failure to obtain required authorization by all necessary corporate or other action relating to the incurring by the Borrower of the Obligations or to the execution, delivery, or performance of any of the Terms, or to any violation of any provision of any organizational documents, or any other document, instrument or agreement occasioned by the incurring of the Terms, by the execution, delivery or performance of any of the Terms, or by any failure of same to have been duly authorized by all necessary corporate or other action;

            (e) Any release (other than a release of Guarantor from this Guaranty), amendment, waiver, modification, extension or renewal of or consent to departure from or forbearance of any other action or inaction under or in respect of this Guaranty or any other of the Terms;

            (f) Any exchange, release, forbearance or surrender of or any other action or inaction with respect to any collateral at any time and from time to time now or hereafter securing any or all of the Obligations or Terms or the liability of the Borrower, the Guarantor or any other person or entity in respect of all or any of the Terms or any failure to perfect or continue as perfected any security interest or other lien with respect to any such collateral, or any loss or destruction of any such collateral, or any matter impairing the value of such collateral as security for all or any of the Terms or the liability of the Guarantor or any other person or entity in respect of all or any of the Obligations or Terms; or

            (g) Any other circumstance or matter of any nature whatsoever that might otherwise constitute a defense (other than payment) available to, or a discharge of, the Borrower, the Guarantor or any other person or entity liable to Lender in respect of any of the Terms which arises out of the bankruptcy or insolvency of the Borrower. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, regardless of whether any payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of any person or entity or for any reason whatsoever, all as though such payment had not been made. The Obligations of Guarantor hereunder shall be absolute and primary, shall be complete and binding as to Guarantor upon its execution of this Guaranty, shall be subject to no conditions precedent, and shall be independent of and cumulative to any other of the Terms, and Lender may exercise any of its rights and remedies under this Guaranty, any other of the Terms or otherwise singly or concurrently.

      3. Waiver; No Duties. Guarantor waives: (a) all statutes of limitations as a defense to any action brought against Guarantor by Lender; (b) any defense based upon any legal disability of the Borrower or any discharge or limitation of the liability of the Borrower to Lender, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor-relief proceeding, or from any other cause; (c) promptness, diligence, presentment, demand, protest and notice of any kind; (d) any defense based upon or arising out of any defense which the Borrower may have to the payment or performance of any part of the Obligations which arises out of the bankruptcy or insolvency of the Borrower; and (e) all rights of subrogation and all rights to participate in any security held by Lender for the Obligations, until

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the Obligations have been paid in full. Lender shall not be obligated to exhaust any right or take any action against the Borrower or any other person or entity or any collateral for the Terms prior to the enforcement of its rights hereunder. Lender shall not be required to obtain the consent of the Guarantor with respect to any matter.

      4. Warranties. Guarantor makes the following representations and warranties to Lender:

            (a) Ownership. Borrower is the record and beneficial owner of 100% of the capital stock of Guarantor, and there are no other shareholders of Guarantor or persons or entities which have any rights to become shareholders of Guarantor.

            (b) Authorization and Validity. Guarantor has all necessary power and authority to make, execute, deliver and consummate this Guaranty, and to perform his obligations, undertakings and agreements to be observed and performed hereunder.

            (c) No Conflict. The execution and delivery of this Guaranty by Guarantor does not, and the consummation by Guarantor of the transactions contemplated hereby will not, violate or result, with the giving of notice or the lapse of time or both, in a violation of any provisions of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice, or lapse of time or both) any obligation under any mortgage, lien, lease, agreement, license, instrument, law, ordinance, regulation, order, arbitration award, judgment or decree to which Guarantor is a party, and the same does not and will not constitute an event permitting termination of any lease, agreement, license or instrument to which Guarantor is a party which will materially affect the performance of Guarantor's obligations hereunder.

            (d) Litigation. There are no actions, suits or proceedings pending, or to the knowledge of Guarantor threatened against or adversely affecting Guarantor at law or in equity or before or by a governmental agency or instrumentality, domestic or foreign, which involve any of the transactions herein contemplated, or the possibility of any judgment or liability which may result in any material and adverse change in the financial condition of Guarantor. Guarantor is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental agency.

            (e) Enforceability. This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the rights of creditors generally.

            (f) Financial Statements. The financial statements and other financial information furnished by Guarantor to Lender are correct and complete and accurately present the financial condition of Guarantor at and for the periods covered therein; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as indicated on said financial statements; and since the respective periods covered by such financial statements, there has been no material adverse change in the financial condition of Guarantor.

      5. Delivery of Financial Statements. Guarantor covenants and agrees that from the date hereof and so long as any of the Obligations remains outstanding and unpaid and unperformed, Guarantor will furnish to Lender as soon as available, but in any event no later than April 1 of each year, a copy of the current financial statements of Guarantor as of the end of the last calendar year, certified to be true and correct by Guarantor, and in form and substance acceptable to Lender.

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      6. Notices. All notices or other communications required or permitted hereunder shall be (a) in writing and shall be deemed to be given (i) when delivered in person; (ii) when received after deposit in a regularly maintained receptacle of the United States mail as registered or certified mail, postage prepaid; (iii) when received if sent by private courier service; or (iv) on the day on which the party to whom such notice is addressed refuses delivery by mail or by private courier service; and (b) addressed as follows:

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          If to Lender:

          National City Bank of the Midwest
          301 SW Adams St, Locator C-P02-22
          PO Box 749
          Peoria, IL 61652-0749
          Attn: Michael A. Zeller

          with copy to:

          Michael R. Seghetti
          Elias, Meginnes, Riffle & Seghetti
          416 Main Street, Suite 1400
          Peoria, IL  61602

          If to Debtor:

          Pioneer Railcorp
          1318 S. Johanson Rd
          Peoria, IL 61707-1130
          Attn: J. Michael Carr

or to any such other address as any party hereto shall designate in a written notice to the other parties hereto.

      7. No Waiver; Cumulative Remedies. Lender may, at any time and from time to time, waive or not insist on strict compliance with any one or more of the provisions contained in this Guaranty or any document relating to this Guaranty, but any such waiver or non-insistence shall not be considered a waiver or non-insistence of such provision in any other instance or any other circumstance, OR AS CREATING A REQUIREMENT THAT LENDER MUST, AS A RESULT OF A PREVIOUS WAIVER OR NON-INSISTENCE, THEREAFTER GIVE NOTICE TO THE BORROWER, GUARANTOR, OR ANY OTHER PERSON OR ENTITY THAT IT DOES NOT INTEND TO GIVE A FURTHER WAIVER OR NOT INSIST UPON STRICT PERFORMANCE BEFORE LENDER CAN EXERCISE ANY RIGHTS OR REMEDIES UNDER ANY DOCUMENT OR BEFORE ANY EVENTS OF DEFAULT OR DEFAULTS CAN OCCUR, WHETHER OCCASIONED BY THE PROVISION PREVIOUSLY WAIVED OR NOT INSISTED UPON OR OTHERWISE, OR AS ESTABLISHING A COURSE OF DEALING FOR INTERPRETING THE EXPRESSIONS AND OTHER CONDUCT BETWEEN LENDER AND THE BORROWER, GUARANTOR OR ANY OTHER PERSON OR ENTITY. The remedies provided herein and in the other documents executed contemporaneously herewith and referred to herein shall be cumulative, may be exercised from time to time, singularly or concurrently or in any combination, without Lender being obligated to exercise any such right in any other circumstance, and are not exclusive of any remedies provided by law.

      8. Continuing Guaranty; Transfer. This Guaranty is a continuing guaranty and shall:

            (a) Remain in full force and effect until the Obligations have been fully discharged at which time this Guaranty shall terminate;

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            (b) Be binding upon Guarantor, and its successors and assigns, provided, however, Guarantor may not assign any of its rights and obligations hereunder without the prior written consent of Lender; and

            (c) Inure to the benefit of and be enforceable by Lender and its successors, transferees, participants, and assigns. Without limiting the generality of this clause, Lender may assign or otherwise transfer any of the Obligations (in compliance with the terms of the Notes) and/or any of the Terms to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Lender herein or otherwise.

      9. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Illinois without regard to principles of conflict of laws. Guarantor hereby waives any plea of jurisdiction or venue as not being a resident of Peoria County, Illinois and hereby specifically authorizes any action brought by Lender upon this Guaranty to be instituted and prosecuted in either the Circuit Court of Peoria County, Illinois or in the United States District Court for the Central District of Illinois, at the election of Lender. Guarantor hereby irrevocably authorizes service of process to be made upon it at the address given and in the manner provided in Paragraph 6 above, in any action which may be instituted against it arising out of or relating to this Guaranty.

      10. Headings. Paragraph headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered on the date and year first above written.

                                     __________________________________________

                                     BY:_______________________________________

                                     ITS: _____________________________________

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